SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 20, 1997

                            CETACEAN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

        NEVADA                    33-55254-22             87-0438633
(State or other jurisdiction      (Commission           (IRS Employer
    of incorporation)             File Number)       Identification No.)


3098 SOUTH HIGHLAND DRIVE, SUITE 460
SALT LAKE CITY, UTAH                                    84106
(Address of principal executive offices)             (Zip Code)
                                                    (Zip Code)

Registrant's telephone number, including area code: (801) 485-7775




                                      (1)

Item 1. Changes in control of Registrant.

         On August 12, 1997 the Registrant entered into an agreement with Roche Holdings (Espana S.A.), hereinafter "Roche" to acquire Juina Mining Company, Inc, a Nevada Corporation, hereinafter "Juina" as a wholly owned subsidiary. The Registrant, pursuant to said agreement, has issued to Roche 4,000,000 shares of its common stock in exchange for all of the outstanding stock of Juina. This agreement was closed August 20, 1997. (See Exhibit 2.1)

         The following table sets forth information concerning the persons acquiring control of the Registrant by reason of the issuance of shares. Pursuant to the agreement whereby the Registrant acquired Juina Mining Company, Inc. All persons holding Five Percent (5%) or more of the Registrant's common stock are included:

Name                        No. of Shares              % of Registrant
----------------------------------------------------------------------
ROCHE HOLDINGS                4,000,000                      80.00%
 (ESPANA S.A.)

CAPITAL GENERAL CORPORATION     505,800                      10.11%

YEAMAN ENTERPRISES, INC.        300,000                       6.00%



                                       (2)

Security Ownership of Management:

         The following table describes the security ownership of management. All shares included are common shares.

       Name of                          Amount of                 Percent
    Beneficial Owner              Beneficial Ownership            of Class
--------------------------------------------------------------------------
         None


Security Ownership of Certain Beneficial Owners:

         The following table describes the beneficial owners of Registrant who own more than five percent (5%) of the outstanding shares. All shares included are common shares.

Name and Address of                Amount of                      Percent
Beneficial Owner                   Beneficial Ownership           of Class
--------------------------------------------------------------------------

Roche Holdings (Espana S.A.)       4,000,000                        80.00%
P.O. Box 866
Anderson Square Bldg.
Grand Cayman, BWI

Capital General Corporation          505,800                        10.11%
3098 So. Highland Drive, Suite 460
Salt Lake City, Utah 84106

Yeaman Enterprises, Inc.             300,000                         6.00%
3098 So. Highland Drive, Suite 460
Salt Lake City, Utah 84106


                                       (3)

Item 2.  Acquisition or Disposition of Assets

         See Item 1.

Item 5. Other Events

         At a meeting of the Board of Directors of the Registrant held August 20, 1997 Krista Nielson and Sasha Belliston resigned as Officers and Directors and the following persons were appointed to serve as Directors and Officers until the next annual or special meeting of the shareholders of the company.

         Craig A. Hurst                       Director/President
         Noel Frenzel                         Director/Secretary Treasurer

Craig A. Hurst (Age 32) - President and Director. From 1987 to 1988 Mr. Hurst was a pro-trader on the V.S.E. with C. M. Oliver & Co. From 1988 to 1989 he acted as a licensed investment advisor with First Vancouver Securities, and from 1989 to present has been an independent venture capital executive consultant specializing in drafting and structuring of new corporations, merger and acquisition consulting, and development of public relations programs for both public and private companies such as Accord SEG, Dynamic Associates, Inc. (DYAS/OTC), PLC Systems, Inc. (PLC/AMEX), Hygeia Pharmaceutical (NVO/TSE), Unilens Optical Corp. (UOCCF/OTC), and Clearly Canadian Beverage Co.(CLCDF/OTC).

Noel Frenzel (Age 33) - Secretary/Treasurer and Director. Mr. Frenzel has extensive experience in management of industrial equipment, marketing of services, and administrative issues such as accounting and bookkeeping. From 1991 to present he was a principal with Industrial Equipment Locators in San Fernando,CA. From 1892 to 1990 Mr. Frenzel was an owner/operator of City & Highway Towing of Van Nuys, CA where the company recovered large-scale vehicles and equipment. Mr. Frenzel as President of JMC will be managing the activities of the recovery of diamonds with the contracted mining consultants in Brazil.

Item 7.  Financial Statements and Exhibits

         Exhibits

         2.1  Agreement with Juina Mining Company, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CETACEAN INDUSTRIES, INC.



                                               s/Craig Hurst
DATE: August 20, 1997                          ---------------------------------
                                               CRAIG HURST
                                               PRESIDENT AND DIRECTOR



                                       (4)

EXHIBIT 2.1

                            STOCK EXCHANGE AGREEMENT

         This Stock Exchange Agreement ("Agreement") is made and entered into this 12th day of August, 1997 by and among Cetacean Industries, Inc., a Nevada corporation having its principal place of business at 3098 S. Highland Drive, Salt Lake City, UT 84106, (hereinafter "Cetacean") and each of the stockholders listed on page 8 hereof (hereinafter jointly and severally, "Sellers") of Juina Mining Company, Inc., a Nevada corporation having its principal place of business at 611 Wilshire Blvd, #311, Los Angeles, CA 90017, (hereinafter "JMC").


                                    RECITALS

  A. Sellers own or have rights to all of the capital stock, and interests therein, of JMC, and
  B. Cetacean wishes to buy, and Sellers wish to sell, subject to the provisions of this Agreement, all right, title and interest in such capital stock.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants, promises and agreements contained herein, the parties agree as follows:

         1.   Purchase and Sale and License

         1.01. Purchase and Sale of JMC Shares. Cetacean agrees to acquire from Sellers and Sellers agree to transfer, assign, convey and deliver to Cetacean at the Closing, all right, title and interest in and to an aggregate of One Million (1,000,000) shares of capital stock of JMC (hereinafter the "JMC Shares") in exchange for an aggregate of Four Million (4,000,000) shares of common stock of Cetacean (hereinafter the "Cetacean Shares"). Each Seller shall receive a number of Cetacean Shares equal to 4 times the number of JMC Shares delivered by such Seller.

         2.   Closing

         Unless extended by Cetacean, the Closing of the transactions contemplated hereby shall be held on August 20, 1997, at 10:00 a.m. at the law offices of O. Robert Meredith, 124 South 600 East, Salt Lake City, Utah, or at such other place or on such other date as shall mutually agreed to in writing by the parties. The date on which the Closing occurs is herein referred to variously as the "Closing Date" and the "Closing." At the Closing:

         2.01. Sellers.  Sellers  shall  deliver  or  cause  to  be delivered to
Cetacean:


                                       (5)

         (a) certificates representing the JMC Shares duly endorsed for transfer and conveyance to Cetacean,
         (b) a corporate resolution of the Board of Directors and stockholders of JMC approving the transactions contemplated by this Agreement,
         (c) a list of all accounts in which the funds or other assets of JMC are deposited, and
         (d) the corporate records, including the charter documents, minutes of meetings and actions of the board of directors and minutes of meetings and actions of the stockholders, the corporate seal and all books of accounts of JMC, and all records, papers, documents, and evidence of conveyance, leasehold or interest in and to that property known as the Juina-Aripuana Diamond Property 1000, DNPM #866.787/85 in the State of Mato Grosso, Brazil.

         2.02. Cetacean. Cetacean shall deliver or cause to be delivered to the respective Sellers:
         (a) stock certificate(s) in the name of each Seller representing the number of Cetacean shares described in Section 1.01,
         (b)  a  corporate   resolution  of  the  Board  of  Directors  and  the
Stockholders of Cetacean approving the transactions contemplated by this Agreement,
         (c)  the  resignation  of each Officer and  Director of Cetacean,
         (d) a list of all accounts in which funds or other assets of Cetacean are deposited, and
         (e) the corporate records including the charter documents, minutes of meetings and actions of the Board of Directors and minutes of meetings and actions of the Stockholders, the corporate seal and all books and accounts of Cetacean.

         3.   Representations and Warranties of JMC and Sellers

         Except as set forth in the JMC Disclosure Schedule delivered to Cetacean on the date hereof, and signed by the President and Secretary of JMC (the "JMC Disclosure Schedule"), the sections of which are numbered to correspond to the subsection numbers of this Agreement, JMC and each of the Sellers hereby represents and warrants to Cetacean as follows:
         3.01.   Organization, Qualification.
         (a) JMC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. JMC has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.
         (b) JMC has delivered to Cetacean complete and accurate copies of its Articles of Incorporation and Bylaws, each as amended, minutes of all its directors' and shareholder meetings, and a shareholder list correctly setting forth the record ownership as of the date of this Agreement of all outstanding shares.
         3.02. Capitalization. As of the Closing Date, JMC shall have authorized capital stock of TwentyFive Million (25,000,000) shares of Common Stock, of which One Million (1,000,000) shares will be issued and outstanding as of such date. All such outstanding shares of JMC capital stock have been duly authorized, validly issued, fully paid and nonassessable and are not be subject to preemptive rights created by statute, the Articles of Incorporation or Bylaws of JMC or any agreement to which JMC is a party or by which it is bound.
         3.03. Subsidiaries. JMC does not have and has never had any subsidiaries and does not directly or indirectly own any equity interest in, or any interest convertible into or exchangeable for any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.
         3.04. Authority Relative to this Agreement. JMC has full corporate power to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby have


                                       (6)
been duly and validly authorized by the Board of Directors.
         3.05. Financial Statements of JMC. JMC, being a recently organized entity, has no financial statements.
         3.06. Undisclosed Liabilities. JMC does not have any material liabilities, whether absolute, accrued, contingent, or otherwise, and whether due or to become due.
         3.07. Properties and Inventories. JMC has good and marketable title to, valid leasehold interests in or other valid right to use all of the material assets used in its operations or necessary for the conduct of its business, subject to no security interests, licenses, encumbrances, restrictions or adverse claims, except as disclosed in schedule 3.07 attached hereto.
         3.08. Compliance with Laws. JMC has substantially complied with all laws, regulations, or orders of any governmental agency or entity applicable in any material respect to the conduct of its business.
         3.09. Investment Representations. Sellers understand and acknowledge that the Cetacean Shares will not be registered under the Securities Act nor qualified under the securities laws of any state or province, by virtue of exemptions thereto. Each of the Sellers (either alone or in conjunction with his or her professional advisers) has such experience and knowledge in investment, financial and business matters in investments similar to the stock of the Cetacean that they are capable of protecting their own interest in connection therewith and qualifying for such exemptions. Further, each Seller is acquiring the Cetacean Shares for investment purposes only for Seller's own account, and not on behalf of any other person nor with a view to, or for resale in connection with any distribution thereof. Sellers understand that the certificates representing the Cetacean Shares will be stamped with a legend substantially in the following form:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

         3.10. Value of Cetacean Shares. Each Seller has received and reviewed to such Seller's satisfaction such documents and corporate and financial records of Cetacean, and has had answered all questions with regard thereto that such Seller deemed necessary or appropriate to evaluate the business, operations and assets of Cetacean and the value of its common stock. Sellers are relying solely on their own evaluation and analysis in determining the value of the Cetacean Shares and not on any representation of value or worth made by Cetacean.
         3.11. Tax Consequences. Although the exchange of shares of JMC contemplated by this Agreement is intended to be a "tax free reorganization" pursuant to Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended, and in reliance in part on Revenue Ruling 67-274, Seller understands that no assurance is given by Cetacean that such transaction shall be deemed by the Internal Revenue Service to be a transaction upon which no gain or loss is recognized. Each Seller assumes the obligation for the payment of taxes, if any, related to any gain or loss to such Seller as a result of the transactions contemplated by this Agreement.

         4.   Representations and Warranties of Cetacean

         Cetacean hereby represents and warrants to the Sellers as follows:
         4.01.   Capitalization.   The  authorized  capital  stock  of  Cetacean
consists of One Hundred Million (100,000,000) shares of common stock, of which One Million (1,000,000) are issued and outstanding, all of

                                       (7)
which outstanding shares are duly authorized, validly issued, fully paid and nonassessable. There is no commitment, plan or arrangement to issue and no outstanding options, warrants or other rights calling for the issuance of any share of capital stock of Cetacean or any security or other instrument convertible into, exercisable for or exchangeable for capital stock of Cetacean. There is outstanding no security or other instrument convertible into or exchangeable for capital stock of Cetacean.
         4.02. Issuance and Delivery of Cetacean Shares. The issuance and delivery of the Cetacean Shares has been duly authorized, and such shares, when issued and delivered in accordance with the terms of this Agreement, shall be duly authorized, validly issued, fully paid and nonassessable.
         4.03. Organization. Cetacean (a) is a corporation (i) duly organized, validly existing and in good standing under the laws of the State of Nevada, and
(b) has the corporate power and authority to own its properties and to carry on its business as now being conducted.
         4.04. Authority, Binding Agreement. This Agreement has been approved by the Board of Directors of Cetacean. No consents, authorizations or approvals, whether of a governmental agency or instrumentality or otherwise, are necessary in order to enable Cetacean to enter into and perform this Agreement. This Agreement constitute legal, valid and binding obligations of Cetacean and is enforceable against Cetacean in accordance with its terms.
         4.05. Financial Condition. The business, assets, liabilities and financial condition of Cetacean are, in all material respects, as set forth in the financial statements and other representations attached hereto as Schedule 4.05, which financial statements (i) have been prepared in conformity with generally accepted accounting principles, consistently applied, and (ii) do not fail to state any material fact necessary to make the information therein not misleading.
         4.06. Litigation. There is no suit, action or other legal or administrative proceeding pending or threatened against Cetacean, and to its knowledge, no circumstances exist or have occurred which may lead to any suit, action, proceeding or investigation which could materially and adversely affect its business, assets or financial condition. Cetacean has received no notice from any federal, state or local governmental agency asserting any violation by Cetacean of any law, ordinance or regulation; except as disclosed in Cetacean's 10K filings.
         4.07. Subsidiaries. Cetacean does not have and has never had any subsidiaries and does not directly or indirectly own any equity interest in or any interest convertible into or exchangeable for any equity or similar interest in any corporation, partnership, joint venture or other business association or entity.
         4.08. Consents and Approval; No Violation. Except as may be required by the Securities Act of 1933, as amended, (the "Securities Act") state securities laws and applicable corporate law, there is no requirement applicable to Cetacean to make any filing with or to obtain any permanent authorization, consent or approval of any governmental or regulatory authority as a condition to the lawful consummation by Cetacean on the transactions contemplated by this Agreement.
         4.09. Undisclosed Liabilities. Cetacean does not have any material liabilities, whether absolute, accrued, contingent or otherwise and whether due or to become due except for those liabilities which (1) are accrued and fully reserved against in the balance sheet of Cetacean or (2) are of a normally recurring nature and were incurred after March 31, 1997, in the ordinary course of business consistent with past practice. Subsequent to March 31, 1997, Cetacean does not have any liabilities of a type required to be disclosed or reflected in financial statements and which either (a) are not in the ordinary course of a business transaction or (b) exceed $5,000 with respect to any single transaction or single series of related transactions.
         4.10. Absence of Changes. Since March 31, 1997, there have not been any material adverse changes in the business, assets, liabilities, financial condition, results of operation or prospects of Cetacean taken as a whole.

                                       (8)

         4.11. Purchase, Sale and Other Agreements. Cetacean is not a party to any contract or agreement, oral or written, which may materially effect its financial statements.
         4.12. Compliance With Laws. Cetacean has substantially complied with all laws, regulations, judgements, decrees or orders of any court or governmental agency or entity applicable in any material respects to the conduct of its business.
         4.13. Taxes. All United States, foreign, state and local tax returns and reports (collectively the "Returns") required to be filed to date with respect to the operations of Cetacean have been accurately prepared in all material respects and duly filed or an extension therefrom has been duly obtained.
         4.14. Review of Information. Cetacean has such knowledge and experience in investment, financial and business matters that is capable of protecting its own interests. Cetacean has been provided complete access to all books and records of JMC and is entering into this transaction based solely upon its business knowledge and experience and written information provided to Cetacean by JMC. Cetacean is not relying upon any oral representations of any officer, director, agent or employee of JMC in entering into this transaction.

         5.   Conditions to the Closing

         The obligations of the parties hereunder are subject to the satisfaction at or by the Closing of each of the conditions set forth below. Any of such conditions may be waived by the other party but only in writing.
         5.01. Compliance with Terms. On the Closing Date, all the terms, conditions and covenants of this Agreement to be complied with and performed by the respective parties shall have been complied with and performed in all material respects.
         5.02. No Material Change in JMC. There shall be no material change in the business, assets, liabilities or financial condition of JMC from that set forth in its financial statement.
         5.03. No Material Change in Cetacean. There shall be no material change in the business, assets, liabilities or financial condition of Cetacean from that set forth in its financial statements.

         6.  Miscellaneous

         6.01. Other Documents. Sellers shall, at any time after the Closing upon the request of Cetacean, execute and deliver to Cetacean such documents or instruments of conveyance, license or assignment or take such other action as is reasonably necessary to complete the transfer of the JMC Shares or other transactions contemplated by this Agreement.
         6.02. Costs. Except as otherwise specifically provided herein, Cetacean shall pay the Closing costs and transfer cost applicable to this Agreement and the transfer of Cetacean Shares hereunder. Each party hereto shall bear the costs of their respective counsel and all other legal fees and costs related thereto. Both Cetacean and Sellers each hold the other harmless from any obligation for the payment of any finders fees or commissions in connection with the transactions contemplated by this Agreement as a result of any action of the indemnifying party.
         6.03. Invalidity, Modification and Waiver. If any provision of this Agreement shall be held to be invalid or void, the remaining provisions shall nevertheless remain in effect. No provision of this Agreement may be modified and the performance or observance thereof may not be waived except by written agreement of the parties affected thereby. No waiver of any violation or nonperformance of any provision of this Agreement shall be deemed to be a waiver of any subsequent violation or nonperformance of the same or any other provision of this Agreement.

                                       (9)

         6.04. Disputes, Choice of Law. This Agreement, the performance of the parties hereunder and any disputes related hereto shall be governed by the laws of the state of Nevada and subject to the exclusive jurisdiction of the courts therein. If either party shall initiate a legal proceeding to enforce its rights hereunder, the prevailing party in such legal proceedings shall be entitled to recover from the other party all costs, expenses and reasonable attorney's fees incurred in connection with such proceedings.
         6.05. Abandonment. If this Agreement shall fail to Close as provided for in Section 2 as a result of a failure of any of the conditions precedent set forth in Section 5, all further obligations of the parties hereto under this Agreement shall terminate without further liability, and each party shall bear its own costs incident to the negotiation, preparation and anticipated Closing of this Agreement. In such event, each party shall return any data, material or assets of the other party received by it in contemplation of the Closing.
         6.06. Entire Agreement. This Agreement is and represents the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any prior or contemporaneous discussions or agreements related thereto.
         6.07. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be originals and enforceable, and together shall constitute a single agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representative as of the date first written above.


Cetacean Industries, Inc.                   Juina Mining Company, Inc.



s\Krista Nielson                            s\Noel M. Frenzel
-------------------------                   ---------------------------
President                                   President



                                            SELLERS:


                                            ---------------------------
                                            Roche Holdings (Espana S.A.)
                                            Director




                                      (10)